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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 7, 2004


                                AMERIANA BANCORP
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               (Exact Name of Registrant as Specified in Charter)

       Indiana                         0-22423                     35-1782688
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(State or Other Jurisdiction  (Commission File Number)          (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                2118 Bundy Avenue, New Castle, Indiana 47263-1048
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (765) 529-2230
                                                           --------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a) Not applicable.


(b) Not applicable.


(c) The following exhibit is filed herewith:


    Exhibit 99       Press Release dated May 7, 2004


ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION
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     On May 7, 2004,  Ameriana  Bancorp  issued a press release  announcing  its unaudited financial results for the quarter ended March 31, 2004. A copy of the press release is attached to this Report as an exhibit and is furnished herewith.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    AMERIANA BANCORP


Dated: May 7, 2004
                               By: /s/ Harry J. Bailey
                                   --------------------------------------------
                                   Harry J. Bailey
                                   President and Chief Executive Officer